                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 7, 2003
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                             COACHMEN INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

   Indiana                         1-7160                  35-1101097
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(State or other                 (Commission File          (IRS Employer
 jurisdiction                       Number)             Identification No.)
of incorporation)

2831 Dexter Drive
Elkhart, Indiana                                                 46514
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (574) 262-0123
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 7, 2003, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein, announcing that All American Homes, LLC, a subsidiary of the Company, plans to become a subdivision builder.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    EXHIBITS:

               99.1   Press Release dated July 7, 2003.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COACHMEN INDUSTRIES, INC.



                                  By: /S/ Jessica Long
                                  --------------------
                                     Jessica Long, Assistant Secretary



Date: July 7, 2003

                                  EXHIBIT INDEX


EXHIBIT                                                         SEQUENTIALLY
NUMBER                       DESCRIPTION                       NUMBERED PAGE
------                       -----------                       -------------
99.1                  Press Release dated July 7, 2003                5